UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

CNB FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-39472	25-1450605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Second Street PO Box 42 Clearfield, Pennsylvania	16830
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: (814) 765-9621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.25% Series A Non-Cumulative, Perpetual Preferred Stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 9, 2025, CNB Financial Corporation (“CNB”) and CNB Bank, CNB’s subsidiary bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ESSA Bancorp, Inc. (“ESSA”) and ESSA Bank & Trust (“ESSA Bank”), ESSA’s subsidiary bank, and pursuant to which CNB will acquire ESSA.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of each party, ESSA will merge with and into CNB, with CNB as the surviving entity, and immediately thereafter, ESSA Bank will merge with and into CNB Bank, with CNB Bank as the surviving bank (the “Merger”).

Under the terms of the Merger Agreement, each outstanding share of ESSA common stock will be converted into the right to receive 0.8547 shares of CNB’s common stock (the “Merger Consideration”).

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals, and approval by the shareholders of ESSA and CNB, and is expected to close in the third quarter of 2025. CNB and CNB Bank have agreed to appoint Gary S. Olson, Robert C. Selig, Jr. and Daniel J. Henning to their boards of directors.

Concurrently with entering into the Merger Agreement, CNB entered into voting agreements with each of the directors and certain executive officers of ESSA in their capacity as shareholders of ESSA (the “ESSA Voting Agreements”), pursuant to which such shareholders agreed to vote their shares of ESSA common stock in favor of the Merger, and ESSA entered into voting agreements with each of the directors and certain executive officers of CNB in their capacity as shareholders of CNB (the “CNB Voting Agreements”), pursuant to which such shareholders agreed to vote their shares of CNB common stock in favor of issuance of shares of CNB common stock in the Merger.

If the Merger is not consummated under specified circumstances, ESSA may be required to pay CNB a termination fee of $8.8 million.

The Merger Agreement also contains customary representations and warranties that CNB and ESSA made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between CNB and ESSA, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between CNB and ESSA rather than establishing matters as facts. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of ESSA’s and CNB’s businesses during the period between the execution of the Merger Agreement and the closing of the transaction; ESSA’s obligation to call a meeting of shareholders to approve the Merger Agreement and the transactions contemplated thereby; CNB’s obligation to call a meeting of shareholders to approve the issuance of shares of CNB common stock in the Merger; ESSA’s obligation, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and the transactions contemplated thereby; CNB’s obligation to recommend that its shareholders approve the issuance of shares of CNB common stock in the Merger; and ESSA’s non-solicitation obligations relating to alternative acquisition proposals.

ESSA restricted stock awards will automatically vest and be exchanged for the Merger Consideration. ESSA cash settled awards will automatically vest with any applicable performance-based vesting condition to be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter prior to closing, and will be paid in cash.

The foregoing is not a complete description of the Merger Agreement, the ESSA Voting Agreements or the CNB Voting Agreements and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. For additional information, reference is made to the joint press release dated January 10, 2025, which is included as Exhibit 99.2 and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed transaction, CNB expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a document that serves as a prospectus of CNB and a joint proxy statement of CNB and ESSA (the “joint proxy statement/prospectus”), which joint proxy statement/prospectus will be mailed or otherwise disseminated to CNB’s and ESSA’s shareholders when it becomes available. CNB and ESSA also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CNB, ESSA AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by CNB and ESSA with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by CNB with the SEC will be available free of charge on CNB’s website at www.cnbbank.com or by directing a request to CNB Financial Corporation, 1 South Second Street, PO Box 42, Clearfield, PA, attention: Treasurer, telephone (814) 765-9621. Copies of the documents filed by ESSA with the SEC will be available free of charge on ESSA’s website at www.essabank.com or by directing a request to ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, PA 18360, attention: Stephanie Lefferson, telephone (570) 422-0182.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

CNB and ESSA and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about CNB’s executive officers and directors in CNB’s definitive proxy statement filed with the SEC on March 8, 2024. You can find information about ESSA’s executive officers and directors in ESSA’s definitive proxy statement filed with the SEC on January 25, 2024. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from CNB or ESSA using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about CNB and ESSA and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding CNB’s or ESSA’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to CNB or ESSA, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (i) CNB’s and ESSA’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including the risk that governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger and risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger

Agreement relating to the proposed transaction; (iii) risks related to diverting the attention of ESSA and CNB management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that ESSA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of ESSA and CNB to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the CNB common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) the dilution caused by CNB’s issuance of additional shares of its capital stock in connection with the proposed transaction; (xiii) national, international, regional and local economic and political climates and conditions; (xiv) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (xv) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in CNB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, in ESSA’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and in subsequent filings CNB and ESSA make with the SEC.

Forward-looking statements speak only as of the date they are made. CNB and ESSA do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 7.01.	Regulation FD Disclosure.

CNB intends to use the investor presentation furnished herewith in one or more meetings with investors concerning the Merger beginning on January 10, 2025. The investor presentation will also be posted on CNB’s website at https://cnbbank.q4ir.com/events-and-presentations. A copy of the investor presentation is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 10, 2025, CNB and ESSA issued a joint press release to announce the signing of the Merger Agreement, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated January 9, 2025, by and among CNB Financial Corporation, CNB Bank, ESSA Bancorp, Inc. and ESSA Bank & Trust.

99.1	Investor Presentation, dated January 10, 2025.

99.2	Joint Press Release of CNB Financial Corporation and ESSA Bancorp, Inc., dated January 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

CNB Financial Corporation has omitted certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNB FINANCIAL CORPORATION
January 10, 2025

	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer